UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                           Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TRIUMPH BANCORP, INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

__________

TRIUMPH BANCORP, INC.

12700 Park Central Drive, Suite 1700

Dallas, Texas 75251

__________

ADDITIONAL INFORMATION REGARDING THE 2020 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, MAY 7, 2020

__________

The following Notice of Change of Location (the “Notice”) supplements and relates to the proxy statement (the “Proxy Statement”) of Triumph Bancorp, Inc. (the “Company”), dated March 26, 2020, furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2020 Annual Meeting of Stockholders to be held on Thursday, May 7, 2020. This Notice is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about April 21, 2020.

__________

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT AND ORIGINAL NOTICE.

__________

NOTICE OF CHANGE OF LOCATION OF

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, MAY 7, 2020

To the stockholders of Triumph Bancorp, Inc.

Due to the public health impact of the novel coronavirus outbreak (COVID-19) and to support the health and well-being of our management and shareholders, NOTICE IS HEREBY GIVEN that the location of the Annual Meeting of the Triumph Bancorp, Inc. (the “Company”) has been changed to be held in a virtual meeting format only. There is no in-person meeting for you to attend. As previously announced, the Annual Meeting will be held on Thursday, May 7, 2020 at 1:00 p.m. Central Time. As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate in the Annual Meeting if you were a shareholder as of the close of business on March 10, 2020, the record date.

To attend the Annual Meeting, you must register in advance, using your control number and other information, at www.proxydocs.com/TBK prior to the deadline of May 5, 2020 at 5:00 p.m. Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you to access the Annual Meeting and vote online during the meeting. You will also be permitted to submit questions at the time of registration and during the meeting. You may ask questions that are confined to matters properly before the Annual Meeting and of general company concern.

The meeting will begin promptly at 1:00 p.m. Central Time. We encourage you to access the meeting prior to the start time. Online access will open approximately at 12:45 p.m. Central Time, and you should allow ample time to log in to the meeting and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance.

There will be technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual shareholder meeting login page.

Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting. The Company’s Proxy Statement for the Annual Meeting and the Annual Report to Shareholders for the fiscal year ended December 31, 2019 are available at www.proxydocs.com/TBK.

By Order of the Board of Directors,
April 21, 2020
Dallas, Texas	Aaron P. Graft
President and Chief Executive Officer

triumph bancorp changes its 2020 annual meeting of stockholders to a virtual format

Dallas, Texas — April 21, 2020 — Triumph Bancorp, Inc. (Nasdaq: TBK) (the “Company”) announced today that, due to the public health and safety concerns related to the novel coronavirus (COVID-19) pandemic and recommendations from government authorities, the location of the Company's 2020 Annual Meeting of Stockholders (including any adjournments or postponements, the "Annual Meeting") has been changed to a virtual format only.

As previously announced, the Annual Meeting will be held at 1:00 p.m. Central Time on Thursday, May 7, 2020.  Stockholders will not be able to attend the Annual Meeting in person.

As described in the proxy materials for the Annual Meeting that were previously distributed, stockholders are entitled to participate in the Annual Meeting if they were a stockholder of the Company as of the close of business on March 10, 2020, the record date, or hold a legal proxy for the Annual Meeting provided by your bank, broker, or other holder of record as of the record date.

In order to attend the Annual Meeting virtually via the Internet, stockholders must register in advance at www.proxydocs.com/TBK prior to the deadline of 5:00 p.m. Eastern Time on May 5, 2020. You will be required to enter the control number found on your proxy card, voting instruction form or Notice of Electronic Availability that you previously received. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you to access the meeting and will permit you to submit questions during the meeting.  If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number provided.

If you have not already voted your shares in advance, you may vote during the Annual Meeting by following the instructions available on the meeting website during the Annual Meeting.  Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting that were previously provided to you.  The proxy card included with the materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

###

ABOUT TRIUMPH BANCORP, INC.

Triumph Bancorp, Inc. (NASDAQ: TBK) is a financial holding company headquartered in Dallas, Texas, with a diversified line of community banking, national lending, and commercial finance products. Our bank subsidiary, TBK Bank, SSB, is a Texas-state savings bank offering commercial and consumer banking products focused on meeting client needs in Texas, Colorado, Kansas, New Mexico, Iowa and Illinois. We also serve a national client base with factoring, equipment lending and asset based lending  through Triumph Commercial Finance, discount factoring through Advance Business Capital LLC, d/b/a Triumph Business Capital, insurance through Triumph Insurance Group, Inc., and carrier and vendor payment solutions through TriumphPay.

Investor Relations Contact

Luke Wyse

Senior Vice President, Finance & Investor Relations

lwyse@tbkbank.com  |  214-365-6936

Media Contact

Amanda Tavackoli

Senior Vice President, Communication

atavackoli@tbkbank.com  |  214-365-6930